Offerings - Offering: 1	Sep. 24, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Class A ordinary shares, par value $0.0001 per share
Amount Registered | shares	3,450,000
Proposed Maximum Offering Price per Unit	5.00
Maximum Aggregate Offering Price	$ 17,250,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 2,640.98
Offering Note	Includes 450,000 Class A ordinary shares that the underwriters have the option to purchase to cover any over-allotments. Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act. The price of $5.00 per share represents the high end of the proposed offering price range.